                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                                 [X]

Filed by a Party other than the Registrant                              [  ]

Check the Appropriate Box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))                             [  ]

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Evergreen Variable Annuity Trust
                (Name of Registrant as Specified in Its Charter)

                          Evergreen Variable Annuity Trust
      (Name of Person Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

                  ______________________________________________________________


         (2)      Aggregate number of securities to which transaction applies:

                  ______________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  ______________________________________________________________

         (4)      Proposed maximum aggregate value of transaction:

                  ______________________________________________________________

         (5)      Total fee paid:

                  ______________________________________________________________

[ ]      Fee paid previously with preliminary material

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid: ________________________

         (2)      Form, Schedule or Registration Statement No.: _________

         (3)      Filing Party: _________________________________________

         (4)      Date Filed: ___________________________________________

                         EVERGREEN INTERNATIONAL TRUST
                        EVERGREEN VARIABLE ANNUITY TRUST
                               200 BERKELEY STREET
                           BOSTON, MASSACHUSETTS 02116

February 2, 2001

Dear Shareholder:

         Enclosed  are  proxy  materials   relating  to  a  Special  Meeting  of
Shareholders of Evergreen Perpetual Global Fund, Evergreen Perpetual International Fund and Evergreen VA Perpetual International Fund. Please note that the date of the Special Meeting of Shareholders originally scheduled for February 16, 2001 has been changed to February 19, 2001.

         If you have any questions, please call Shareholder Communications Corporation at 877-389-8243. Thank you.

                                                              Sincerely,

                                                              William M. Ennis
                                                              President
                                                              Evergreen Funds

                          EVERGREEN INTERNATIONAL TRUST
                        EVERGREEN VARIABLE ANNUITY TRUST
                    (each a Trust, collectively the "Trusts")

                               200 Berkeley Street
                           Boston, Massachusetts 02116

January 9, 2001

Dear Shareholder:

         I am writing to shareholders of Evergreen Perpetual Global Fund, Evergreen Perpetual International Fund and Evergreen VA Perpetual International Fund (collectively, the "Funds") to let you know about a Special Meeting of Shareholders to be held on February 16, 2001. Before that meeting, I would like your vote on two important proposals described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. The proposals relate to the acquisition of Perpetual plc, parent of each Fund's sub-advisor and 50% owner of each Fund's advisor, by AMVESCAP PLC.

         The first proposal would authorize the Funds to enter into new investment advisory agreements with Mentor Perpetual Advisors, LLC ("Mentor Perpetual") under which Mentor Perpetual would continue to be responsible for overseeing the day-to-day management of each Fund, subject to the overall supervision of the Board of Trustees of each Trust.

         The second proposal would authorize Mentor Perpetual to enter into new sub-advisory agreements with Perpetual Portfolio Management Limited ("PPM") under which PPM would continue to be responsible for the day-to-day investment and reinvestment of each Fund's securities, subject to the overall supervision of Mentor Perpetual and the Board of Trustees of each Trust.

         The Board of Trustees of each Trust has unanimously approved each of the proposals and recommends that you vote FOR each proposal.

         I realize that this Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the Proposals and to sign and return your proxy card in the enclosed postage-paid envelope today. Instructions on how to complete the proxy card are included immediately after the Notice of Special Meeting. If your investment includes Evergreen VA Perpetual International Fund ("VA Perpetual Fund"), you have the right to instruct The Hartford Life Insurance Company or American Skandia Life Insurance Company how to vote the VA Perpetual Fund shares they hold under your annuity contract.

           If you have any questions about the proposals or the proxy card, please call Shareholder Communications Corporation at 877-389-8243. You may record your vote by telephone, FAX your completed and signed proxy card (both front and back sides) to 800-733-1885 or, if you own shares of Evergreen Perpetual Global Fund or Evergreen Perpetual International Fund, you may vote on the Internet by following the voting instructions as outlined on your proxy card.

         Thank you for taking this matter seriously and participating in this important process.

                                                     Sincerely,

                                                     William M. Ennis
                                                     President
                                                     Evergreen Funds

                         EVERGREEN PERPETUAL GLOBAL FUND
                     EVERGREEN PERPETUAL INTERNATIONAL FUND
                    EVERGREEN VA PERPETUAL INTERNATIONAL FUND

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 16, 2001

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of Evergreen Perpetual Global Fund, Evergreen Perpetual International Fund, each a series of Evergreen International Trust, and Evergreen VA Perpetual International Fund, a series of Evergreen Variable Annuity Trust, (collectively, the "Funds") will be held at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116 on February 16, 2001 at 10:00 a.m. Eastern Time and any adjournments thereof (collectively, the "Special Meeting") for the following purposes:

1. To approve a new investment advisory agreement between each Fund and Mentor Perpetual Advisors, LLC.

2. To approve a new investment sub-advisory agreement between Mentor Perpetual Advisors, LLC and Perpetual Portfolio Management Limited with respect to each Fund.

3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The Boards of Trustees of Evergreen International Trust and Evergreen Variable Annuity Trust have fixed the close of business on November 30, 2000 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                              By order of the Board of Trustees

                                               Michael H. Koonce
                                               Secretary

January 9, 2001

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED WITHOUT DELAY TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         REGISTRATION                                                  VALID SIGNATURE
         CORPORATE ACCOUNTS
         (1)      ABC Corp                                             ABC Corp.
         (2)      ABC Corp                                             John Doe, Treasurer
         (3)      ABC Corp.
                  c/o John Doe, Treasurer                              John Doe
         (4)      ABC Corp. Profit Sharing Plan                        John Doe, Trustee
         TRUST ACCOUNTS
         (1)      ABC Trust                                            Jane B. Doe, Trustee
         (2)      Jane B. Doe, Trustee u/t/d 12/28/78                  Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS
         (1)      John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA   John B. Smith
         (2)      Estate of John B. Smith                              John B. Smith, Jr., Executor



         After completing your proxy card, return it in the enclosed postage paid envelope.


                          OTHER WAYS TO VOTE YOUR PROXY

         VOTE BY TELEPHONE:
1.       Read the proxy statement and have your proxy card at hand.
2.       Call the toll-free number found on your proxy card.
3.       Enter the 12-digit control number found on your proxy card.
4.       Follow the simple recorded instructions.

         VOTE BY FAX:
1.       Read the proxy statement and have your completed proxy card at hand.
2.       Fax both front and back sides of your proxy card to 800-733-1885.

         VOTE BY INTERNET (Evergreen Perpetual Global Fund and Evergreen Perpetual International Fund only):
1.       Read the proxy statement and have your proxy card at hand.
2. Go to the website indicated on your proxy card and follow the voting instructions.

         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone, fax or the Internet.

         If you have any questions about the proxy card, please call Shareholder Communications Corporation at 877-389-8243.


 SPECIAL INSTRUCTIONS FOR EVERGREEN VA PERPETUAL INTERNATIONAL FUND SHAREHOLDERS


         If your investment includes Evergreen VA Perpetual International Fund ("VA Perpetual Fund"), you have the right to instruct The Hartford Life Insurance Company ("Hartford") or American Skandia Life Insurance Company ("American Skandia") how to vote the VA Perpetual Fund shares they hold under your annuity contract. You can do so by mail or telephone by following the instructions on the enclosed proxy card. Hartford and American Skandia will vote any VA Perpetual Fund shares for which they do not receive voting instructions in proportionately the same manner -either For, Against or Abstain - as shares for which they do receive instructions. For purposes of this proxy statement, annuity contract owner is referred to as "shareholder" and voting instruction form is referred to as "proxy card."

                         EVERGREEN PERPETUAL GLOBAL FUND
                     EVERGREEN PERPETUAL INTERNATIONAL FUND
                    EVERGREEN VA PERPETUAL INTERNATIONAL FUND


                               200 Berkeley Street
                           Boston, Massachusetts 02116


                         SPECIAL MEETING OF SHAREHOLDERS


                                February 16, 2001

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Evergreen International Trust and Evergreen Variable Annuity Trust (the "Trusts"), for use at a Special Meeting of Shareholders of Evergreen Perpetual Global Fund, Evergreen Perpetual International Fund, each a series of the Evergreen International Trust, and Evergreen VA Perpetual International Fund, a series of the Evergreen Variable Annuity Trust, (collectively, the "Funds") to be held at 10:00 a.m. Eastern Time on February 16, 2001 at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are first being mailed to shareholders on or about January 9, 2001. The costs incurred in connection with preparing this Proxy Statement and its enclosures will be paid by Perpetual plc. Each Fund's most recent annual report is available upon request without charge by writing or calling the Trusts at 800-252-0064.

                VOTING INFORMATION CONCERNING THE SPECIAL MEETING

         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Shareholders whose shares are held of record by their broker-dealer and who wish to vote in person at the Special Meeting should obtain a legal proxy from their broker-dealer.

         Abstentions will have the same effect as a vote "Against" the proposal. "Broker Non-Votes" are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. If the proposals being considered here are treated as routine matters as anticipated, then brokers will be permitted to vote the proxy absent instructions from their clients and, therefore, there will not be any "Broker Non-Votes."

         Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting. Shareholders whose shares are held of record by their broker-dealer and who wish to revoke their vote should contact their broker-dealer.

         Under each Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve each proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.


                                  INTRODUCTION

         Currently, each Fund is advised by Mentor Perpetual Advisors, LLC ("Mentor Perpetual") under an Interim Investment Advisory Agreement dated November 27, 2000. Previously, each Fund was advised by Mentor Perpetual under an Investment Advisory Agreement approved by shareholders on December 22, 1997 for both Evergreen Perpetual Global Fund and Evergreen Perpetual International Fund and on October 1, 1999 for Evergreen VA Perpetual International Fund. In addition, each Fund is currently sub-advised by Perpetual Portfolio Management Limited ("PPM") under an Interim Sub-Advisory Agreement dated September 22, 2000. PPM is a wholly owned subsidiary of Perpetual plc ("Perpetual") and Mentor Perpetual is 50% owned by Perpetual. As announced on December 7, 2000, AMVESCAP PLC, acquired more than 90% of the outstanding voting securities of Perpetual (the "Acquisition"). This resulted in a change of control of both Mentor Perpetual and PPM. AMVESCAP PLC, located at 11 Devonshire Square, London, England, EC2M 4YR, is a publicly traded English company and is one of the world's largest independent investment management firms with offices in more than 25 countries worldwide and over $400 billion under management as of September 30, 2000. AMVESCAP PLC is the parent of the investment advisors to the AIM and INVESCO fund families. The Acquisition has caused the "assignment" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of each Fund's existing advisory agreement with Mentor Perpetual and each Fund's existing sub-advisory agreement with PPM. As required by the 1940 Act, each existing advisory and sub-advisory agreement provides for its automatic termination in the event of an assignment.

         In anticipation of the impending Acquisition, on November 27, 2000 the Board of Trustees of the Trusts, including all of the Disinterested Trustees that are not "interested persons," as defined in the 1940 Act (the "Disinterested Trustees"), approved Interim Advisory Agreements with Mentor Perpetual on behalf of each Fund and Interim Sub-Advisory Agreements with PPM on behalf of each Fund (collectively, the "Interim Agreements") pursuant to Rule 15a-4 of the 1940 Act. Each of these Interim Agreements will remain in effect from the earlier of 150 days from the date of Acquisition or until the new Investment Advisory and Management Agreement and Sub-Advisory Agreements (collectively, the "New Agreements") can be approved by the shareholders of each Fund as required by the 1940 Act. During the period in which the Interim Agreements are in effect, all advisory fees payable by the Funds will be put into escrow. If the New Agreements are approved by shareholders, the escrow agent will release the fees to Mentor Perpetual. If the New Agreements are not approved, Mentor Perpetual will receive the lesser of its costs for providing services under the Interim Agreements or the escrow amount. The proposals below describe the New Agreements which you are being asked to approve.



                                   PROPOSAL 1

 TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS WITH MENTOR PERPETUAL ADVISORS, LLC.

                               SUMMARY OF PROPOSAL

         Mentor Perpetual has served as investment advisor to Evergreen Perpetual International Fund and Evergreen VA Perpetual International Fund since their inception and to Evergreen Perpetual Global Fund since the advisor began operations in 1995. Mentor Perpetual, located at 901 East Byrd Street, Richmond, Virginia 23219, is a joint venture between Evergreen Investment Management Company, LLC ("Evergreen"), a subsidiary of First Union Corporation, and
Perpetual and was created for the purpose of providing advisory and administrative services to the Funds. First Union Corporation, located at 301 South College Street, Charlotte, North Carolina 28288-0013, is a publicly held bank holding company. Perpetual is located at Perpetual Park, Park Drive, Henley-on-Thames, Oxfordshire, England RG9 1HH. Evergreen is located at 200 Berkeley Street, Boston, Massachusetts 02116. At inception, the joint venture was between Mentor Investment Group, LLC ("Mentor") and Perpetual. The strength of the joint venture was determined then to be the combination of Perpetual's investment management expertise and Mentor's administrative skills and distribution force. Recently, Mentor joined the larger Evergreen family of funds, thereby enhancing the strength of the services it provides to the Funds.

         For these reasons and based on an analysis of factors described below, the Trustees of each Trust have, subject to shareholder approval, unanimously approved the execution of new Investment Advisory and Management Agreements ("New Advisory Agreements") with Mentor Perpetual. Under the New Advisory Agreements, Mentor Perpetual would continue to be responsible for overseeing the day-to-day management of each Fund's assets, subject to the overall supervision of the Board of Trustees. Each Fund pays a fee to Mentor Perpetual for its services as described below. There will be no change in the fees paid by each Fund to Mentor Perpetual under the New Advisory Agreements.

         Pursuant to Section 15 of the 1940 Act, the New Advisory Agreements will not become effective unless approved by shareholders of each Fund.


                           EVALUATION BY THE TRUSTEES

         The Trustees requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate the New Advisory Agreements. On December 15, 2000, the Trustees, including all of the Independent Trustees (as defined under the 1940 Act), voted to approve the New Advisory Agreements and to submit the proposed New Advisory Agreements to the shareholders of each Fund.

         The material factors considered by the Trustees were: the nature and quality of services to be provided by Mentor Perpetual, particularly in light of the Acquisition; the amount of fees that have been, and are expected to be paid; Mentor Perpetual's financial strength and insurance coverage; and its administrative support services.

         The factor that the Trustees considered most significant was that, under the New Advisory Agreements, the Funds' investments would continue to be managed by the same individuals who currently manage each Fund's investments under the Interim Advisory Agreements, at no increase in the fees paid by each Fund for such services. The Trustees were also satisfied that Mentor Perpetual
(1) was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Funds, and (2) had the personnel and financial resources to enable it to discharge its duties under the New Advisory Agreements adequately. After careful consideration, the Trustees believe that the best interests of the shareholders of the Funds would be served if the New Advisory Agreements are approved.


                  TRANSFERS OF CONTROL OF AN INVESTMENT ADVISOR
                               UNDER THE 1940 ACT


         Section 15(f) of the 1940 Act provides that an investment advisor to a registered investment company, and the affiliates of such advisor, may receive any amount or benefit in connection with a sale of any interest in such investment advisor which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of a new investment advisor or its predecessor, and
(2) an unfair burden may not be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

         With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby a manager or an investment advisor or its predecessor or successor, or any interested person of such advisor, predecessor or successor, receives or is entitled to receive any compensation from the investment company of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

         Mentor Perpetual has agreed as part of the Acquisition that, for a period of three years after the closing of the Acquisition, it will not take or recommend any action that would cause more than 25% of the Trust's trustees to be interested persons of any entity affiliated with Mentor Perpetual or PPM. Mentor Perpetual has also agreed not to take or recommend any action that would constitute an unfair burden on the Trusts or the Funds within the meaning of
Section 15(f).


                      TERMS OF THE NEW ADVISORY AGREEMENTS

         The following description of the New Advisory Agreements is qualified entirely by reference to the Form of Advisory Agreement, which is attached as Exhibit A. The New Advisory Agreements are substantially identical to the existing advisory agreements, except for the dates of execution, term of the Agreement, and notice provisions. Each Agreement will provide in substance (1) that each Fund will pay Mentor Perpetual fees for services provided at the annual rates under the section entitled "Fees Paid Under Advisory Agreement" below; (2) that it will continue for a period of two years from its effective date and thereafter, from year to year, if approved at least annually by a majority vote of the outstanding shares of the Fund or by a majority of the Trustees and a majority of the Disinterested Trustees; (3) that it may be terminated, without penalty, by Mentor Perpetual, by the Trustees or by majority vote of the outstanding shares of each Fund upon 60 days prior written notice;
(4) that it may be terminated by Mentor Perpetual on 60 days prior written notice to the Trust; and (5) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act. The New Advisory Agreements also provide that Mentor Perpetual is not liable to the Trusts for any act or omissions under the Advisory Agreement, and that Mentor Perpetual is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties.

Fees Paid Under Advisory Agreement

         Each Fund pays Mentor Perpetual at the annual rates listed below:

         Evergreen Perpetual Global Fund:

 --------------------------------------------------- -------------------------

 Average Daily Net Assets                            Fee
 --------------------------------------------------- -------------------------
 --------------------------------------------------- -------------------------

                 First $75 million                            1.10%
 --------------------------------------------------- -------------------------
 --------------------------------------------------- -------------------------

                  Over $75 million                            1.00%
 --------------------------------------------------- -------------------------


         Evergreen Perpetual International Fund:

--------------------------------------------------- -------------------------

Average Daily Net Assets of the Fund                         1.00%

--------------------------------------------------- -------------------------

         Evergreen Perpetual VA International Fund:

--------------------------------------------------- -------------------------

 Average Daily Net Assets of the Fund                           1.00%

--------------------------------------------------- -------------------------


         There will be no changes to advisory fees paid under the New Advisory Agreements.

         For the most recently completed fiscal year, the Funds paid the following aggregate advisory fees to Mentor Perpetual: $2,379,494 for Evergreen Perpetual Global Fund, $1,998,011 for Evergreen Perpetual International Fund and $274,425 for Evergreen VA Perpetual International Fund.

Principal Executive Officers and Directors of Mentor Perpetual

------------------------------------- ----------------------------------- --------------------------------------------
Name                                  Title                               Business Address
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
T. Hal Clarke                         Secretary and Vice President        First Union Corporation
                                                                          301 South College Street
                                                                          Charlotte, North Carolina 28288
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
Christopher P. Conkey                 President                           Evergreen Funds
                                                                          200 Berkeley Street
                                                                          Boston, MA 02116
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
Roger C. Cornick                      Manager                             Perpetual Portfolio Management Limited
                                                                          Perpetual Park, Perpetual Park Drive
                                                                          Henley-on-Thames
                                                                          Oxfordshire, England RG9 1HH
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
William M. Ennis                      Manager                             Evergreen Funds
                                                                          200 Berkeley Street
                                                                          Boston, MA 02116
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
Dennis Ferro                          Manager                             Evergreen Funds
                                                                          200 Berkeley Street
                                                                          Boston, MA 02116
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
Jeremy Lambourne                      Manager                             Perpetual Portfolio Management Limited
                                                                          Perpetual Park, Perpetual Park Drive
                                                                          Henley-on-Thames
                                                                          Oxfordshire, England RG9 2AZ
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
W. Douglas Munn                       Manager                             Evergreen Funds
                                                                          200 Berkeley Street
                                                                          Boston, MA 02116
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
Robert Stephens                       Vice President                      Mentor Perpetual Advisors, LLC
                                                                          901 East Byrd Street
                                                                          Richmond, Virginia 23219
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
Thomas W. Trickett                    Treasurer and Vice President        Evergreen Investment Services, Inc.
                                                                          401 South Tryon Street
                                                                          Charlotte, North Carolina 28288
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
Hugh Ward                             Manager                             Perpetual Portfolio Management Limited
                                                                          Perpetual Park, Perpetual Park Drive
                                                                          Henley-on-Thames
                                                                          Oxfordshire, England RG9 1HH
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
Robert J. Yerbury                     Vice President                      Mentor Perpetual Advisors, LLC
                                                                          901 East Byrd Street
                                                                          Richmond, Virginia 23219
------------------------------------- ----------------------------------- --------------------------------------------

                                  REQUIRED VOTE

         Approval of the New Advisory Agreements requires the vote of a majority of the outstanding Shares of each Fund. A majority of the outstanding Shares is defined in the 1940 Act as the lesser of (a) 67% of the Shares of the Fund present at the Special Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Special Meeting; or (b) more than 50% of the outstanding Shares of the Fund ("Majority Vote"). If the New Advisory Agreements are not approved by the shareholders of each Fund, the Trustees will consider other possible courses of action which are in the best interests of shareholders.

         EACH BOARD OF TRUSTEES, INCLUDING ALL OF THE DISINTERESTED TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF EACH NEW INVESTMENT ADVISORY AGREEMENT.

                                   PROPOSAL 2

              TO APPROVE NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH
                     PERPETUAL PORTFOLIO MANAGEMENT LIMITED

                               SUMMARY OF PROPOSAL

         For these reasons and based on an analysis of factors described below and upon the recommendation of Mentor Perpetual, the Trustees of the Trusts
have, subject to shareholder approval, unanimously approved Mentor Perpetual's execution of new Sub-Advisory Agreements (the "New Sub-Advisory Agreements") with PPM. PPM, located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, England RG9 1HH, is a wholly owned subsidiary of Perpetual. Under the New Sub-Advisory Agreements, PPM would continue to be responsible for the day-to-day investment and reinvestment of each Fund's securities, subject to the supervision of Mentor Perpetual and the Board of Trustees. Mentor Perpetual would pay PPM fees under the New Sub-Advisory Agreements as described below and there would be no change in the fees.

         Pursuant to Section 15 of the 1940 Act, the New Sub-Advisory Agreements will not become effective unless approved by shareholders of each Fund.



                           EVALUATION BY THE TRUSTEES

         The Trustees requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate the New Sub-Advisory Agreements. On December 15, 2000, the Trustees, including all of the Independent Trustees, voted to approve the New Sub-Advisory Agreements and to submit the proposed New Sub-Advisory Agreements to the shareholders of each Fund.

         The material factors considered by the Trustees were: the nature and quality of services to be provided by PPM particularly in light of the Acquisition; the amount of fees that have been and are expected to be paid; PPM's financial strength and insurance coverage; and the investment advisory experience and reputation of the personnel of PPM.

         The factor that the Trustees considered most significant was that, under the New Sub-Advisory Agreements, the Funds' investments would continue to be managed by the same individuals who currently manage each Fund's investments under the Interim Agreements, at no increase in the fees paid by each Fund for such services. The Trustees were also satisfied that PPM (1) was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Funds, and (2) had the personnel and financial resources to enable it to discharge its duties under the New Sub-Advisory Agreements adequately. After careful consideration, the Trustees believe that the best interests of the shareholders of the Funds would be served if the New Sub-Advisory Agreements are approved.


                    TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

         The following description of the New Sub-Advisory Agreements is qualified entirely by reference to the Form of Sub-Advisory Agreement, which is attached as Exhibit B. The New Sub-Advisory Agreements are substantially identical to the existing sub-advisory agreements, except for the dates of execution, term of the Agreement, and notice provisions. Each Agreement will provide in substance (1) that Mentor Perpetual will pay PPM fees for its services as further described below; (2) that it will continue for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the outstanding shares of each Fund or by a majority of the Trustees and a majority of the Disinterested Trustees; (3) that it may be terminated, without penalty, by Mentor Perpetual, by the Trustees or by majority vote of the outstanding shares of each Fund upon 60 days prior written notice; (4) that it may be terminated by PPM on 60 days prior written notice to Mentor Perpetual, or upon shorter notice as may be mutually agreed upon; and (5) that it will terminate automatically in the event of its
"assignment" as such term is defined in the 1940 Act. The New Sub-Advisory Agreements also provide that PPM is not liable to the Trusts or to Mentor Perpetual for any act or omissions under the New Sub-Advisory Agreements, and that PPM is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties.

Fees Paid Under Sub-Advisory Agreement

         As noted above, the Funds pay an advisory fee to Mentor Perpetual. Under the Operating Agreement dated June 21, 1995 between Evergreen and Perpetual (the "Operating Agreement"), Evergreen and Perpetual each receive 50% of the income earned by Mentor Perpetual after the payment of all expenses charged to Mentor Perpetual. In full consideration of the services rendered pursuant to the New Sub-Advisory Agreements, PPM has agreed to accept as payment 85% of the portion of the fees received by Perpetual under the Operating Agreement.

Portfolio Transactions

         Subject to the supervision and control of Mentor Perpetual and the Trustees of the Trusts, PPM will be responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Fund invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. PPM will be responsible for effecting each Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to each Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, PPM will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide a Fund or PPM with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. PPM is of the opinion that, because this material must be analyzed and reviewed, its receipt and use will not tend to reduce expenses but may benefit the Fund by supplementing PPM's research. In seeking the most favorable price and execution available, PPM may, if permitted by law, consider sales of the Funds' shares a factor in the selection of broker-dealers.

         PPM may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Fund effects its securities transactions may be used by PPM in servicing all of its accounts; not all such services may be used in connection with a Fund. In the opinion of PPM, it is not possible to measure separately the benefits from research services to each of its accounts, including a Fund. Whenever concurrent decisions are made to purchase or sell securities by a Fund and another account, PPM will attempt to allocate equitably portfolio transactions among the Fund and other accounts. In making such allocations between a Fund and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and the other accounts. In some cases this procedure could have an adverse effect on the Fund. In the opinion of PPM, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         PPM may execute portfolio transactions through certain of its affiliated brokers, acting as agent in accordance with procedures established by the Trust's Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

Principal Executive Officers and Directors of PPM

------------------------------------- ----------------------------------- --------------------------------------------
Name                                  Title                               Business Address
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
Roger C. Cornick                      Director                            Perpetual Portfolio Management Limited
                                                                          Perpetual Park, Perpetual Park Drive
                                                                          Henley-on-Thames
                                                                          Oxfordshire, England RG9 1HH
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
Ian R. White                          Secretary                           Perpetual Portfolio Management Limited
                                                                          Perpetual Park, Perpetual Park Drive
                                                                          Henley-on-Thames
                                                                          Oxfordshire, England RG9 1HH
------------------------------------- ----------------------------------- --------------------------------------------
------------------------------------- ----------------------------------- --------------------------------------------
Robert J. Yerbury                     Director                            Perpetual Portfolio Management Limited
                                                                          Perpetual Park
                                                                          Perpetual Park Drive
                                                                          Henley-on-Thames
                                                                          Oxfordshire, England RG9 1HH
------------------------------------- ----------------------------------- --------------------------------------------

                                  REQUIRED VOTE

         Approval of the New Sub-Advisory Agreements requires the vote of a majority of the outstanding Shares of each Fund. A majority of the outstanding Shares is defined in the 1940 Act as the lesser of (a) 67% of the Shares of the Fund present at the Special Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Special Meeting; or (b) more than 50% of the outstanding Shares of the Fund ("Majority Vote"). If the New Sub-Advisory Agreements are not approved by the shareholders of each Fund, the Trustees will consider other possible courses of action which are in the best interests of shareholders.

         EACH BOARD OF TRUSTEES, INCLUDING ALL OF THE DISINTERESTED TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF EACH NEW SUB-ADVISORY AGREEMENT.


                             SHAREHOLDER INFORMATION

         Each Board of Trustees has fixed the close of business on November 30, 2000 as the record date (the "Record Date") for the determination of shareholders of the Funds entitled to notice of and to vote at the Special Meeting. All shareholders of record on the Record Date will be entitled to one vote for each dollar of net asset value held on that date. As of the Record Date, the following number of each class of Shares of beneficial interest of each Fund was outstanding:

======================== ============================ ================================== =============================

Class of  Shares         Evergreen Perpetual Global   Evergreen Perpetual                Evergreen VA Perpetual
                         Fund                         International Fund                 International Fund
======================== ============================ ================================== =============================
======================== ============================ ================================== =============================
Class A                  3,852,174.649                6,360,379,168                      N/A

------------------------ ---------------------------- ---------------------------------- -----------------------------
------------------------ ---------------------------- ---------------------------------- -----------------------------
Class B                  202,684.548                  340,987.069                        N/A

------------------------ ---------------------------- ---------------------------------- -----------------------------
------------------------ ---------------------------- ---------------------------------- -----------------------------
Class C                  6,711,246.101                4,826,139.316                      N/A

------------------------ ---------------------------- ---------------------------------- -----------------------------
------------------------ ---------------------------- ---------------------------------- -----------------------------
Class Y                  1,260.672                    216,030.338                        N/A

------------------------ ---------------------------- ---------------------------------- -----------------------------
------------------------ ---------------------------- ---------------------------------- -----------------------------
VA                       N/A                          N/A                                1,671,564.901

------------------------ ---------------------------- ---------------------------------- -----------------------------

         As of November 30, 2000, the officers and the Trustees of the Trusts as a group beneficially owned less than 1% of the Shares of each Fund. To each Trusts' knowledge, the following persons owned beneficially or of record more than 5% of each class of each Fund's outstanding Shares as of the Record Date:

----------------------------- --------------------------------------------------- --------------------------- --------------------

           Class                               Name and Address                        Number of Shares       Percentage of Class
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              Charles Schwab & Co. Inc.
Perpetual Global Fund Class   Special Custody for the                                    375,427.113                 9.75%
A                             Exclusive Benefit of Customers
                              Attn: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94104-4122
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              First Clearing Corporation
                              MCV Phys Global Account                                                                6.96%
                              Carl Gattuso Executive Director
                              P.O. Box 980510
                              Richmond, VA 23298-0510
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              Terry A. Prince
Perpetual Global Fund Class   John H. Prince, Jr.                                          394.304                  31.27%
Y                             6708 Hollow Oak Drive
                              Mint Hill, NC 28227
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              Paul E. Sedory
                              P.O. Box 118                                                 364.241                  28.89%
                              2250 AC Voorschoten
                              Netherlands
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              First Clearing Corporation
                              Kristina R. Schvejda                                         246.185                  19.52%
                              40 Marilyn Street
                              North Haledon, NJ 07508
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              State Street Bank and Trust Company
                              Sydney B. Stephan                                            188.005                  14.91%
                              22200 Meadowbrook Avenue
                              Scandia, MN 55073
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              Daniel J. Ludeman
                              5105     Stratford Crescent                                   67.937                   5.38%
                              Richmond, VA 23226-1615
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              Charles Schwab & Co. Inc.
Perpetual International       Special Custody For the                                    920,834.582                14.66%
Fund Class A                  Exclusive Benefit of Customers
                              Attn: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94104-4122
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              Key Trust Company Trustee
                              Attn: Martin Currie                                        341,999.627                 5.44%
                              P.O. Box 94871
                              Cleveland, OH 44101-4871
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              Stanley Picheny
Perpetual International       322 Central Park West                                       99,665.266                46.13%
Fund Class Y                  New York, NY 10025-7629
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              First Clearing Corporation
                              The Gladys & Franklin Clark                                 51,826.817                23.99%
                              Foundation
                              C/o Gilbert A. Bartlett
                              809 Richmond Road
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              Williamsburg Landing Inc.
                              Attn: Nancy Evans                                           49,619.433                22.96%
                              5700 Williamsburg Landing Drive
                              Williamsburg, VA 23185-3775
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              First Clearing Corporation
                              Adrian Mathew Picheny                                       11,611.292                 5.37%
                              1994 Trust
                              248 Club Drive
                              San Carlos, CA 94070-1617
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              Hartford Life Insurance Company
VA Perpetual International    Attn: Carol Lewis                                         1,528,439.396               91.43%
Fund                          200 Hopemeadow Street
                              Simsbury, CT 06089-9625
----------------------------- --------------------------------------------------- --------------------------- --------------------
----------------------------- --------------------------------------------------- --------------------------- --------------------
                              Hartford Life & Annuity Insurance Co.
                              Attn: Carol Lewis                                          111,378.454                 6.66%
                              200 Hopemeadow Street
                              Simsbury, CT 06089-9625
----------------------------- --------------------------------------------------- --------------------------- --------------------

                                  OTHER MATTERS

Submission of Shareholder Proposals

         The Trusts are not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trusts at 200 Berkeley Street, Boston, MA 02116.

Shareholders' Request for Special Meeting

         Shareholders holding at least 10% of a Trust's outstanding voting securities (as defined in the 1940 Act) may request the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of a Trust's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the Shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting.

Other Matters to Come Before the Meeting

         Each Board of Trustees does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is either Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote, or withhold their vote, thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

January 9, 2001

                                                                       EXHIBIT A


                                     FORM OF
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

         AGREEMENT made the _____ day of ________ 2001, by and between [EVERGREEN (INTERNATIONAL TRUST OR EVERGREEN VARIABLE ANNUITY TRUST], a Delaware business trust (the "Trust") and MENTOR PERPETUAL ADVISORS, LLC, a Virginia limited liability company (the "Adviser").

         WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust, its series of shares as listed on Schedule 1 to this agreement and each series of shares subsequently issued by the Trust and added to Schedule 1 (each singly a "Fund" or collectively the "Funds").

         THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

         1(a). The Trust hereby employs the Adviser to manage and administer the operation of the Trust and each of its Funds, to supervise the provision of the services to the Trust and each of its Funds by others, and to manage the investment and reinvestment of the assets of each Fund of the Trust in conformity with such Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         (b). In the event that the Trust establishes one or more Funds, in addition to the Funds listed on Schedule 1, for which it notifies the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing and such Fund shall become a Fund hereunder and the compensation payable to the Adviser by the new Fund will be as agreed in writing at the time.

         2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of each Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion.

         The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

         3. The Adviser, at its own expense, shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Trust, for members of the Adviser's organization to serve without salaries from the Trust as officers or, as may be agreed from time to time, as agents of the Trust. The Adviser assumes and shall pay or reimburse the Trust for:

         (a) the compensation (if any) of the Trustees of the Trust who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Trust as such; and

         (b) all expenses of the Adviser incurred in connection with its services hereunder.

         The Trust assumes and shall pay all other expenses of the Trust and its Funds, including, without limitation:

         (a) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of the cash, securities and other property of any of its Funds;

         (b) all charges and expenses for bookkeeping and auditors;

         (c) all charges and expenses of any transfer agents and registrars appointed by the Trust;

         (d) all fees of all Trustees of the Trust who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser;

         (e) all brokers' fees, expenses, and commissions and issue and transfer taxes chargeable to a Fund in connection with transactions involving securities and other property to which the Fund is a party;

         (f) all costs and expenses of distribution of shares of the Funds incurred pursuant to Plans of Distribution adopted under Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act");
         (g) all taxes and trust fees payable by the Trust or its Funds to Federal, state, or other governmental agencies;

         (h) all costs of certificates representing shares of the Trust or its Funds;

         (i) all fees and expenses involved in registering and maintaining registrations of the Trust, its Funds and of their shares with the Securities and Exchange Commission (the "Commission") and registering or qualifying the Funds' shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities;

         (j) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of each Fund of the Trust;

         (k) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Funds;

         (l) all charges and expenses of legal counsel for the Trust and its Funds and for Trustees of the Trust in connection with legal matters relating to the Trust and its Funds, including, without limitation, legal services rendered in connection with the Trust and its Funds' existence, organizational and financial structure, relations with its shareholders, registrations and qualifications of securities under Federal, state, and other laws, issues of securities, expenses which the Trust and its Funds herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Trust and its Funds, its Trustees, officers, employees, or agents;

         (m) all charges and expenses of filing annual and other reports with the Commission and other authorities; and

         (n) all extraordinary expenses and charges of the Trust and its Funds.

         In the event that the Adviser provides any of these services or pays any of these expenses, the Trust and any affected Fund will promptly reimburse the Adviser therefor.

         The services of the Adviser to the Trust and its Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

         4. As compensation for the Adviser's services to the Trust with respect to each Fund during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate set forth on Schedule 2 for such Fund.

         The Adviser's fee is computed as of the close of business on each business day.

         A pro rata portion of the Trust's fee with respect to a Fund shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

         5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("Sub-adviser") to provide the Trust with respect to all or any of its Funds all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such Sub-adviser all of Adviser's rights, obligations, and duties hereunder.

         6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of its Funds in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or any of its Funds or acting on any business of the Trust or any of its Funds (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust or any of its Funds and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

         7. The Trust shall cause the books and accounts of each of its Funds to be audited at least once each year by a reputable independent public accountant or organization of public accountants who shall render a report to the Trust.

         8. Subject to and in accordance with the Declaration of Trust of the Trust, the governing documents of the Adviser and the governing documents of any Sub-adviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Trust or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of First Union Corporation or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of First Union Corporation are or may be interested in the Trust or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Trust or any Sub-adviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by the Declaration of Trust of the Trust, governing documents of the Adviser and governing documents of any Sub-adviser.

     9. This Agreement shall continue in effect for two years from the date set forth above and shall continue after such date only if (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust and,
(b) such renewal has been approved by the vote of the majority of the Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

         10. On sixty days written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the affected Funds; and on sixty days written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

         11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the affected Funds and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities" of the Trust or the affected Funds shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

         12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

13. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                     [EVERGREEN INTERNATIONAL TRUST OR EVERGREEN
                                      VARIABLE ANNUITY TRUST]


                                      By: _________________________________
                                                 Name:
                                                 Title:

                                      MENTOR PERPETUAL ADVISORS, LLC


                                      By: _________________________________
                                                  Name:
                                                  Title:

                                                                      EXHIBIT B

                                     FORM OF
                             SUB-ADVISORY AGREEMENT


         AGREEMENT made this _____ day of ________, 2001, by and between Mentor Perpetual Advisors, LLC, (the "Adviser"), and Perpetual Portfolio Management Limited (the "Sub- adviser").

         WHEREAS, the Adviser serves as investment adviser of the [Evergreen Perpetual Global Fund or Evergreen Perpetual International Fund or Evergreen VA Perpetual International Fund] (the "Fund"), a series of [Evergreen International Trust or Evergreen Variable Annuity Trust] (the ATrust@), a Delaware business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the A1940 Act@) and the Securities Act of 1933 (the ARegistration Statement"); and

         WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Fund; and

         WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Fund; and

         WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

         NOW,   THEREFORE,   in   consideration  of  the  terms  and  conditions
hereinafter set forth, it is agreed as follow:

         1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund's assets, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way. The Sub-adviser may execute Fund documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its providing advisory services to the Fund.

         2.  Obligations  of Services to be  provided  by the  Sub-adviser.  The
Sub-adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Sub-adviser shall manage the investment and reinvestment of the portfolio assets of the Fund, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund's Prospectus and Statement of Additional Information as from time to time in effect (the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and (iii) any written instructions which the Adviser or the Trust's Board of Trustees may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Trust's Board of Trustees as from time to time in effect (the "Procedures"). The Adviser has provided to the
         Sub-adviser copies of all Governing Documents, Instructions, if any, and Procedures currently in effect. The Adviser agrees to provide any amendments or supplements to the Governing Documents, Instructions and Procedures within 30 days of their issuance and further agrees that the Sub-Adviser will not be bound by such amendments or supplements until received by the Sub-Adviser. Subject to and in pursuance of the foregoing, the Sub-adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-adviser shall render such reports concerning the investment activities of the Fund to the Trust's Board of Trustees and the Adviser as they may reasonably request . Unless the Adviser gives the Sub-adviser written instructions to the contrary, the Sub-adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Fund's shareholders, direct the Fund's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held in the Fund.

                  b. Absent  instructions  of the Adviser to the  contrary,  the
         Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. The Sub-adviser shall use its best efforts to obtain Abest execution@ on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Sub-adviser has complied with Section 28(e) of the Securities Exchange Act of 1934, the Sub-adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Fund, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of securities by the Sub-adviser on behalf of the Fund required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Adviser or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.


         3. Compensation of the Sub-adviser. In full consideration of the services rendered pursuant to this Agreement, the Sub-adviser agrees to accept as payment 85% of the portion of the fees received by Perpetual plc. ("Perpetual") under the Adviser's Operating Agreement dated June 21, 1995, between Evergreen Investment Management Company ("Evergreen") and Perpetual, as amended from time to time (the "Operating Agreement"). Under the Operating Agreement, Evergreen and Perpetual each receive 50% of the income earned by the Adviser after the payment of all expenses charged to the Adviser.

         4. Other Activities of the Sub-adviser. The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         5. Use of Names. The Adviser shall not use the name of the Sub-adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust or the Fund in any manner not approved prior thereto by the Sub-adviser; provided, however, that the Adviser may use the name of the Sub-adviser and its affiliates in any such material that merely refers in accurate terms to the Sub-adviser's appointment hereunder. The Sub-adviser shall not use the name of the Trust or the Adviser in any material relating to the Sub-adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Sub-adviser may use the name of the Adviser or the Trust in any material that merely refers in accurate terms to the appointment of the Sub-adviser hereunder. Neither the Adviser nor the Trust shall use or refer in any way to the name of the Sub-Adviser following termination of this agreement without the Sub-adviser's consent except as may be required by law.

         6. Liability of the Sub-adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Trust may have under any federal or state securities laws.

         7. Limitation of Trust's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Trust's obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trustees, including those Trustees who are not "interested persons," as defined in the 1940 Act, who are not parties to this Agreement or interested persons of any such party, cast in accordance with the provisions of the 1940 Act. This Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 60 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and Avote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Trust's Board of Trustees and, if required by the 1940 Act or applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Fund in connection with providing composite investment results and related information of the Sub-adviser.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of The Commonwealth of Massachusetts. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                          MENTOR PERPETUAL ADVISORS, LLC


                                          By: __________________________________
                                                      Authorized Officer


                                          PERPETUAL PORTFOLIO MANAGEMENT LIMITED


                                          By: __________________________________
                                                      Authorized Officer